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                                  EXHIBIT 23.1
                                  ------------

                        CONSENT OF AUGUST LAW GROUP, P.C.

         We hereby consent to the use of our legal opinion dated June 9, 2004, in this Registration Statement on Form S-8 for FemOne, Inc.



/s/ Kenneth S. August, Esq.
August Law Group, P.C.
Irvine, California
June 9, 2004